Exhibit 10.4
AMENDMENT
To
Consultant Agreement

A Consulting Agreement was made and entered into effect on March 16, 2011 between AGH Management Corp. (the “Company) and William Mui (“Consultant”). Both parties agreed to transfer this consulting agreement to L.F. George Holdings, Inc., a Delaware Corporation, on June 20, 2011. The terms and conditions under the consulting agreement between the Company and the Consultant shall remain the same between L.F. George Holdings, Inc. and the Consultant.

IN WITNESS WHEREOF, the Company and the Consultant have duly executed this amendment.

Company:                                                              Consultant:
AGH Management Corp.                                   William Mui

____________________________              _________________________
Signature                                                              Signature
George Lam                                                          William Mui

____________________________              _________________________
Date                                                                       Date

LF George Holdings, Inc.

____________________________
Signature
George Lam

____________________________
Date